Other liabilities	12 Months Ended
Jun. 30, 2021
Other liabilities
Other liabilities

24.    Other liabilities

Other current liabilities consist of the following:

	As of June 30,
(in € thousands)	2020	2021
Personnel-related liabilities	6,035	10,115
Customer returns	8,607	9,631
Liabilities from sales tax	4,143	1,894
Accrued expenses & other liabilities	27,343	28,585
	46,128	50,225

As of June 30, 2021 all outstanding other liabilities are classified as current liabilities. For the previous fiscal year, other non-current liabilities consisted of €5,905 thousand of long-term employee incentive compensation agreements with managing directors of the Company and other senior management personnel pursuant, for which a cash bonus has been paid out in the current fiscal year upon achievement of specific revenue goals.